Federated Investors
World-Class Investment Manager

Federated American Leaders Fund, Inc.

Annual Report

March 31, 2002

Established 1969

John F. Donahue

President

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and I am pleased to present its 33rd Annual Report. This fund invests in America's blue-chip corporations--more than 80 well-known, high-quality, large-capitalized corporations. Typical holdings in this "value" style portfolio include: HealthSouth Corp., Exxon Mobil Corp., BankAmerica Corp., and H&R Block Inc. On March 31, 2002, the end of the reporting period, net assets totaled $3.3 billion. This figure reflected the continued confidence of more than 87,000 investors who purchased shares of this attractive, high-quality, blue-chip stock fund.

Federated American Leaders Fund, Inc. gives you the opportunity to participate in the growth and income potential of a high-quality stock portfolio representing all 11 major industry sectors--leaders like Allstate Corp. (Financials), Citigroup (Financials), General Motors (Consumer Discretionary), IBM (Information Technology), E.I. Du Pont de Nemours (Materials), Philip Morris (Consumer Staples), and Pfizer (Healthcare). Over the 12-month reporting period, the fund's carefully selected holdings outperformed the Standard & Poor's 500 Index (the "S&P 500").1

This report covers the 12-month period from April 1, 2001 through March 31, 2002. It begins with a discussion with portfolio manager Kevin R. McCloskey, Vice President, who co-manages the fund with Michael P. Donnelly, Senior Vice President, both of Federated Investment Management Company. Following this discussion are three additional items of shareholder interest. First is a series of graphs indicating the fund's long-term performance. Second is a complete listing of the fund's high-quality, blue-chip stocks, and third is the publication of the fund's financial statements.

1 The S&P 500 is an unmanaged index of common stocks in industry, transportation, financial and public utility companies. The index is unmanaged and investments cannot be made in an index.

The returns of the stock market and the fund were slightly positive for the reporting period. The first half of the fund's fiscal year was characterized by rising equity markets during the spring of 2001. However, as the Federal Reserve Board (the "Fed") continued to reduce interest rates to stimulate the weak U.S. economy, there was a rapid decline in market averages as a result of the terrorist attacks on September 11. The decline was short-lived, as the major market averages rose sharply off their post-September 11 lows. During the first quarter of 2002, the financial markets were affected by the bankruptcy of Enron as well as questions surrounding the quality of corporate financial reporting. As Kevin explains, market volatility and changes in market leaders were frequent as investors tried to absorb the latest news on Afghanistan, on corporate earnings and on items relating to the U.S. economy.

The performance of the fund's share classes, including quarterly dividends and realized capital gains, is listed below.1

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	0.42%	$0.138	$0.239	$23.68 to $23.41 = (1.14)%
Class B Shares	(0.36)%	$0.000	$0.239	$23.59 to $23.28 = (1.31)%
Class C Shares	(0.36)%	$0.000	$0.239	$23.60 to $23.29 = (1.31)%
Class F Shares	0.37%	$0.138	$0.239	$23.65 to $23.37 = (1.18)%

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price, for Class A, B, C, and F shares were (5.11)%, (5.79)%, (1.35)%, and (1.61)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Thank you for participating in the growth and income opportunities afforded by the fund's portfolio of attractively valued stocks. Remember, reinvesting your quarterly dividends is a convenient way to build the value of your account-- and help your shares increase through the benefit of compounding.

Sincerely,

John F. Donahue

John F. Donahue

President

May 15, 2002

Michael R. Donnelly, CFA

Senior Vice President
Federated Investment Management Company

Kevin R. McCloskey, CFA

Vice President
Federated Investment Management Company

Investment Review

Q.

Overall, the fund's fiscal year saw the stock market slide following September 11, then start to show signs of recovery in 2002. What is your analysis?

A.

The first six months of the reporting period were especially tough for investment managers, as well as investors. April and May 2001 were strong, thanks in part to a surprise interest rate cut by the Fed in April 2001. As the second calendar quarter progressed, however, it was clear that perceptions of an economic recovery were premature. Corporate profits were extremely weak, and forecasts called for continued reductions.

The terrible events of September 11 made the already weakened equity markets even weaker. The S&P 500 Index fell 14.7% during the third calendar quarter--its worst quarterly loss since 1987--and declined 9.68% over the first six months of the fund's fiscal year.

Investors grew more optimistic during the fund's third quarter, as the S&P 500 Information Technology sector gained 35% and the Nasdaq Index rose 30%.1 The enthusiasm in higher stock prices was buoyed by military successes in Afghanistan and by continuing interest rate cuts by the Fed, which brought the federal funds target rate to its lowest level in 30 years. The advance of the equity markets, off the September lows, signaled that investors believed an economic recovery would occur during 2002.

The optimism of 2001's final quarter faded during the first quarter of 2002, as investors questioned the basic accounting principles supporting the financial statements of many large corporations. A number of corporations' share prices fell dramatically, as investors removed "potential Enrons" from their portfolios. The worst performing sectors in the S&P 500 Index during the fund's fiscal year were Telecommunication Services (down 25%), Utilities (led by the demise of Enron, down 23%), and Information Technology (down 7%). The best performing sectors included Materials (up 21%), Consumer Staples (up 13%), and Consumer Discretionary (up 5%).

1 The Nasdaq Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

Q.

How did Federated American Leaders Fund perform for shareholders during the 12-month reporting period?

A.

For the 12-month reporting period ended March 31, 2002, the fund's Class A, B, C, and F shares produced total returns of 0.42%, (0.36%), (0.36%), and 0.37%, respectively. This performance is based on net asset value, and included income dividends and capital gains. Class A and F share returns out-performed the S&P 500 Index's total return of 0.25% for the reporting period and outperformed the S&P/Barra Value Index's2 total return of (4.28)% during this reporting period as well.

Q.

In addition to the general weakness across virtually all equity markets, what impacted the fund's performance?

A.

The biggest factors that positively influenced the fund's performance were:

Our overweight position and favorable security selection in Industrials. Also, during the fund's fiscal year, H&R Block was up 80%, General Dynamics was up 52%, and First Data was up 46%.

Favorable security selection in Utilities (Cinergy up 26%, Entergy up 18%).

Our underweight position in Information Technology and our overweight position in Utilities.

Negative influences on the fund's performance included our security selection in Financials, along with an underweight position and security selection in the Consumer Discretionary sector.

2 The S&P/Barra Value Index is an unmanaged, market-capitalization-weighted index of stocks with lower price-to-book ratios. Investments cannot be made in an index.

Q.

How was the fund's portfolio weighted among sectors at the end of the period?

A.

As of March 31, 2002, the fund's sector weightings were as follows:

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Financials	19.4%	18.4%
Industrials	16.6%	11.1%
Energy	10.9%	6.9%
Healthcare	10.7%	14.3%
Information Technology	9.5%	16.3%
Consumer Discretionary	9.3%	13.4%
Consumer Staples	8.8%	9.0%
Telecommunication Services	5.2%	4.6%
Utilities	5.1%	3.2%
Materials	3.6%	2.8%
Other	1.0%	0.0%

Q.

What were some of your noteworthy purchases and sales during the reporting period?

A.

Noteworthy additions to the portfolio included the following companies:

Fannie Mae (1.1% of net assets), the country's leading mortgage agency, was attractively ranked by our valuation disciplines. While it continues to be criticized for gaining competitive advantages under its government charter, we believe the market is overlooking the high-quality earnings stream, quality business model and continued favorable prospects for earnings growth.

Pfizer, Inc. (1.4% of net assets), the world's largest pharmaceutical manufacturer, has solid management, a pristine balance sheet, and prospects for solid fundamental performance over the next few years. We believe that fears of government intervention into pharmaceutical prices are reflected in its share price.

PPG Industries, Inc. (1.2% of net assets) is a leading supplier to the automotive industry and a well-managed company that consistently earns one of the highest returns on capital in the chemicals industry. PPG should also benefit from increased auto production and an improving economy.

"PPG Industries (1.2% of assets) is a leading supplier to the automotive industry..."

"We had favorable security selection in Utilities."

Northrop Grumman, Corp. (1.4% of net assets): We like this stock as a pure defense play, and believe it is positioned to benefit from the future defense spending. Unlike most of its aerospace and defense peers, Northrop Grumman does not have significant exposure to the deteriorating commercial aerospace market.

Morgan Stanley, Dean Witter, & Co. (1.5% of net assets): As the capital markets shake off the bear and move back to normal business trends, we believe MWD will be a large beneficiary given its attractive mix of businesses and solid management.

Some of the companies we sold during the reporting period were:

Liz Claiborne, Inc.: This company's shares had reached an all-time high during the first quarter of 2002 and strongly outperformed the market during 2000 and 2001.

Lowe's Cos. Inc. was eliminated due to its strong share price appreciation during the past 15 months, and its relative valuation versus Home Depot was no longer attractive.

Minnesota Mining and Manufacturing was sold due to concerns regarding potential exposure to asbestos lawsuits and an unattractive valuation after solid price appreciation over the past year.

Boeing Co. was eliminated over concerns regarding future order trends in commercial aerospace after the September 11 terrorist attacks. Boeing's shares had rallied nicely off their lows during the summer of 2001, and we used the opportunity to take profits.

Q.

What were the fund's top ten holdings as of March 31, 2002?

A.

The top ten holdings were as follows:

Name	Percentage of Net Assets
First Data Corp.	2.7%
Cendant Corp.	2.6%
Tyco International Ltd.	2.4%
Philip Morris Cos., Inc.	2.3%
BankAmerica Corp.	2.0%
Block (H&R), Inc.	1.9%
Verizon Communications, Inc.	1.9%
Healthsouth Corp.	1.9%
Loews Corp.	1.8%
Washington Mutual, Inc.	1.8%
TOTAL PERCENTAGE OF NET ASSETS	21.3%

Q.

At this point, what are your thoughts on the U.S. stock market?

A.

We continue to approach the balance of 2002 with caution regarding the U.S. equity markets given the weakness in corporate fundamentals and the unattractive valuations present in many sectors. Weakness in corporate capital spending and speculative business models continue to plague the Information Technology and Telecommunication Services sectors despite the bear market that these stocks have experienced during the past two years. The Information Technology sector still trades at a price-to-sales ratio well above its historical average, while Telecommunication Services companies, other than the regional Bell operating companies, have seen their access to fresh capital evaporate. Within the large capitalization universe, the relative valuation of "growth" versus "value" strategies continues to favor value strategies primarily due to excessive Information Technology sector valuations.

Q.

How are you positioning the fund to take advantage of these prospects?

A.

We continue to be underweighted in the Information Technology sector emphasizing defensive service companies and other leaders with historical support for valuation levels. Our strategy for the rest of 2002 remains unchanged. We will continue to use our investment process to seek out undervalued, leading companies for addition to the fund's portfolio and eliminate those holdings with weakening fundamentals or overvaluation.

"Boeing's shares had rallied nicely off their lows... and we used the opportunity to take profits."

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $34,000 in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $893,156 on 3/31/02. You would have earned a 10.38%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (5.11)%, 8.13%, and 12.00%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (7/25/94) total returns were (5.79)%, 8.24%, and 12.47%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were (1.35)%, 8.53%, and 11.51%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were (1.61)%, 9.11%, and 11.99%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 33 years (reinvesting all dividends and capital gains) grew to $359,683.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $34,000, but your account would have reached a total value of $359,6831 by 3/31/02. You would have earned an average annual total return of 11.66%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Hypothetical Investor Profile--
Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their three children. On March 31, 1985, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 17 years, the original $5,000 investment, along with their additional monthly $250 investments totaling $56,000 has grown to $177,630. This represents a 11.43% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated American Leaders Fund, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1992 to March 31, 2002, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] for the Period Ended 3/31/2002
1 Year	(5.11)%
5 Years	8.13%
10 Years	12.00%
Start of Performance (2/26/1969)	10.38%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes a shareholder would have to pay on Fund distributions or the redemption of Fund Shares. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was effective prior to October 1, 1994. As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

Federated American Leaders Fund, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class B Shares) (the "Fund") from July 25, 1994 (start of performance) to March 31, 2002, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] for the Period Ended 3/31/2002
1 Year	(5.79)%
5 Years	8.24%
Start of Performance (7/25/1994)	12.47%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes a shareholder would have to pay on Fund distributions or the redemption of Fund Shares. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated American Leaders Fund, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class C Shares) (the "Fund") from April 22, 1993 (start of performance) to March 31, 2002, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] for the Period Ended 3/31/2002
1 Year	(1.35)%
5 Years	8.53%
Start of Performance (4/22/1993)	11.51%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes a shareholder would have to pay on Fund distributions or the redemption of Fund Shares. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated American Leaders Fund, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated American Leaders Fund, Inc. (Class F Shares) (the "Fund") from July 28, 1993 (start of performance) to March 31, 2002, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Multi-Cap Value Average (LMCVA).2

Average Annual Total Return[3] for the Period Ended 3/31/2002
1 Year	(1.61)%
5 Years	9.11%
Start of Performance (7/28/1993)	11.99%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes a shareholder would have to pay on Fund distributions or the redemption of Fund Shares. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged. The LMCVA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

March 31, 2002

Shares			Value
		COMMON STOCKS--96.9%
		Consumer Discretionary--9.3%
1,946,900	[1,2]	Charter Communications, Inc.	$21,980,501
797,800	[2]	Federated Department Stores, Inc.	32,590,130
1,404,939		Ford Motor Co.	23,167,444
666,902		General Motors Corp., Class H	40,314,226
410,000		Johnson Controls, Inc.	36,207,100
1,625,800	[1]	News Corp. Ltd., ADR	39,019,200
853,600		TRW, Inc.	43,934,792
1,927,000	[2]	Toys `R' Us, Inc.	34,608,920
749,348	[2]	Viacom, Inc., Class B	36,245,963

		TOTAL	308,068,276

		Consumer Staples--8.8%
609,200		Anheuser-Busch Cos., Inc.	31,800,240
556,900		Kimberly-Clark Corp.	36,003,585
1,010,300		Loews Corp.	59,183,374
1,422,100		Philip Morris Cos., Inc.	74,902,007
1,662,100		Sara Lee Corp.	34,505,196
1,454,300	[1]	UST, Inc.	56,615,899

		TOTAL	293,010,301

		Energy--10.9%
937,100		BP PLC, ADR	49,760,010
580,200		ChevronTexaco Corp.	52,374,654
1,390,900		Diamond Offshore Drilling, Inc.	43,479,534
1,225,000		Exxon Mobil Corp.	53,691,750
682,500		Phillips Petroleum Co.	42,861,000
882,600		Sunoco, Inc.	35,312,826
1,384,400		Marathon Oil Corp.	39,870,720
1,097,700		Unocal Corp.	42,755,415

		TOTAL	360,105,909

		Financials--19.4%
1,431,000		Allstate Corp.	54,048,870
968,700		BankAmerica Corp.	65,890,974
825,500		Bear Stearns Cos., Inc.	51,800,125
995,500		Citigroup, Inc.	49,297,160
405,900		Countrywide Credit Industries, Inc.	18,164,025
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
438,000		Fannie Mae	$34,987,440
989,200		Lincoln National Corp.	50,182,116
909,000		MBIA Inc.	49,713,210
381,650		Marsh & McLennan Cos., Inc.	43,027,221
877,000		Morgan Stanley Dean Witter & Co.	50,260,870
700,300		PNC Financial Services Group	43,061,447
1,064,000	[2]	Principal Financial Group	26,919,200
1,319,400		Wachovia Corp.	48,923,352
1,746,000		Washington Mutual, Inc.	57,844,980

		TOTAL	644,120,990

		Healthcare--10.7%
527,900		Abbott Laboratories	27,767,540
620,650		Baxter International, Inc.	36,941,088
953,550		Bristol-Myers Squibb Co.	38,609,239
467,250		CIGNA Corp.	47,374,477
4,403,500	[2]	Healthsouth Corp.	63,190,225
1,134,900		Pfizer, Inc.	45,100,926
878,000		Pharmacia Corp.	39,580,240
663,700		Schering Plough Corp.	20,773,810
476,300		United Health Group, Inc.	36,398,846

		TOTAL	355,736,391

		Industrials--14.7%
2,281,380	[1,3]	ABB Ltd.	17,794,764
1,447,900		Block (H&R), Inc.	64,359,155
4,443,957	[1,2]	Cendant Corp.	85,323,974
1,007,700		First Data Corp.	87,921,825
330,200		General Dynamics Corp.	31,022,290
729,500		Ingersoll-Rand Co.	36,489,590
175,200		Northrop Grumman, Corp.	19,806,360
650,700		Textron, Inc.	33,250,770
2,408,400		Tyco International Ltd.	77,839,488
1,197,800		Waste Management, Inc.	32,640,050

		TOTAL	486,448,266

Shares			Value
		COMMON STOCKS--continued
		Information Technology--9.2%
2,349,635		Compaq Computer Corp.	$24,553,686
787,900		Computer Associates International, Inc.	17,247,131
583,500	[2]	Computer Sciences Corp.	29,612,625
880,800		Electronic Data Systems Corp.	51,077,592
1,471,000	[1]	Hewlett-Packard Co.	26,389,740
409,200		International Business Machines Corp.	42,556,800
566,100	[2]	Lexmark International Group, Inc., Class A	32,369,598
2,934,775	[1,2]	Lucent Technologies, Inc.	13,881,486
1,729,475		Motorola, Inc.	24,558,545
1,477,600	[1,2]	Novell, Inc.	5,747,864
692,900	[2]	Seagate Technology, Inc., Escrow Shares	0
1,677,600		Storage Technology Corp.	35,967,744

		TOTAL	303,962,811

		Materials--3.6%
400,900		Air Products & Chemicals, Inc.	20,706,485
443,000		Alcoa, Inc.	16,718,820
843,400		Du Pont (E.I.) de Nemours & Co.	39,766,310
740,000		PPG Industries, Inc.	40,633,400

		TOTAL	117,825,015

		Telecommunication Services--5.2%
816,850		AT&T Corp.	12,824,545
830,000		BellSouth Corp.	30,593,800
1,039,600		SBC Communications, Inc.	38,922,624
1,573,400		Sprint Corp.- FON Group	24,057,286
1,408,842		Verizon Communications, Inc.	64,313,637

		TOTAL	170,711,892

		Utilities--5.1%
913,800		Cinergy Corp.	32,668,350
1,319,700		Entergy Corp.	57,288,177
718,000		FPL Group, Inc.	42,756,900
1,392,900		Reliant Energy, Inc.	35,922,891

		TOTAL	168,636,318

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,749,739,939)	3,208,626,169

Shares or Principal Amount			Value
		PREFERRED STOCKS--1.9%
		Industrials--1.9%
226,200		Northrop Grumman, Corp., Conv. Pfd., $6.85	$27,628,068
694,600		Union Pacific Cap Trust, Conv. Pfd., $3.13	35,244,699

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $52,469,474)	62,872,767

		CORPORATE BOND--0.3%
		Information Technology--0.3%
$8,000,000	[3]	Computer Associates International, Inc., Conv. Bond, 5.00%, 3/15/2007 (identified cost $8,000,000)	9,360,400

		MUTUAL FUND--1.0%
33,955,858		Prime Value Obligations Fund, Class IS (at net asset value)	33,955,858

		TOTAL INVESTMENTS (IDENTIFIED COST $2,844,165,271)[4]	$3,314,815,194

1 Certain shares are temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At March 31, 2002, these securities amounted to $27,155,164 which represents 0.8% of net assets.

4 The cost of investments for federal tax purposes amounts to $2,845,181,484 The net unrealized appreciation of investments on a federal tax basis amounts to $469,633,710 which is comprised of $738,772,030 appreciation and $269,138,320 depreciation at March 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($3,312,447,887) at March 31, 2002

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2002

Assets:
Total investments in securities, at value (identified cost $2,844,165,271)		$3,314,815,194
Cash held as collateral for securities lending		103,207,958
Cash		1,030,039
Income receivable		3,401,142
Receivable for shares sold		5,455,374

TOTAL ASSETS		3,427,909,707

Liabilities:
Payable for investments purchased	$4,688,620
Payable for shares redeemed	4,882,514
Payable for collateral due to broker	103,207,958
Accrued expenses	2,682,728

TOTAL LIABILITIES		115,461,820

Net assets for 141,887,099 shares outstanding		$3,312,447,887

Net Assets Consist of:
Paid in capital		$2,888,670,917
Net unrealized appreciation of investments		470,649,923
Accumulated net realized loss on investments		(50,480,583)
Undistributed net investment income		3,607,630

TOTAL NET ASSETS		$3,312,447,887

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,626,954,181 ÷ 69,509,027 shares outstanding)		$23.41

Offering price per share (100/94.50 of $23.41)[1]		$24.77

Redemption proceeds per share		$23.41

Class B Shares:
Net asset value per share ($1,421,563,451 ÷ 61,059,747 shares outstanding)		$23.28

Offering price per share		$23.28

Redemption proceeds per share (94.50/100 of $23.28)[1]		$22.00

Class C Shares:
Net asset value per share ($168,012,441 ÷ 7,214,605 shares outstanding)		$23.29

Offering price per share		$23.29

Redemption proceeds per share (99.00/100 of $23.29)[1]		$23.06

Class F Shares:
Net asset value per share ($95,917,814 ÷ 4,103,720 shares outstanding)		$23.37

Offering price per share (100/99.00 of $23.37)[1]		$23.61

Redemption proceeds per share (99.00/100 of $23.37)[1]		$23.14

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $268,763)			$59,130,623
Interest			3,141,564

TOTAL INCOME			62,272,187

Expenses:
Investment adviser fee		$21,316,527
Administrative personnel and services fee		2,529,246
Custodian fees		153,451
Transfer and dividend disbursing agent fees and expenses		4,094,018
Directors'/Trustees' fees		30,816
Auditing fees		16,518
Legal fees		13,443
Portfolio accounting fees		296,309
Distribution services fee--Class B Shares		10,947,973
Distribution services fee--Class C Shares		1,287,932
Shareholder services fee--Class A Shares		4,073,242
Shareholder services fee--Class B Shares		3,649,324
Shareholder services fee--Class C Shares		429,311
Shareholder services fee--Class F Shares		249,806
Share registration costs		92,674
Printing and postage		402,601
Insurance premiums		6,721
Taxes		345,004
Miscellaneous		18,683

TOTAL EXPENSES		49,953,599

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(7,695)
Fees paid indirectly from directed brokerage agreements	(98,023)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(105,718)

Net expenses			49,847,881

Net investment income			12,424,306

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(48,660,725)
Net change in unrealized appreciation of investments			33,032,689

Net realized and unrealized loss on investments			(15,628,036)

Change in net assets resulting from operations			$(3,203,730)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,424,306	$24,362,392
Net realized gain (loss) on investments	(48,660,725)	75,689,048
Net change in unrealized appreciation/depreciation of investments	33,032,689	(115,558,148)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(3,203,730)	(15,506,708)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,603,230)	(16,766,147)
Class B Shares	--	(5,399,223)
Class C Shares	--	(661,372)
Class F Shares	(584,240)	(1,106,204)
Distributions from net realized gain on investments
Class A Shares	(16,629,605)	(53,605,606)
Class B Shares	(15,188,337)	(52,950,158)
Class C Shares	(1,781,071)	(5,966,764)
Class F Shares	(1,039,457)	(3,730,619)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(44,825,940)	(140,186,093)

Share Transactions:
Proceeds from sale of shares	489,976,270	766,773,059
Proceeds from shares issued in connection with the tax-free transfer of assets from a mutual fund	--	23,471,377
Net asset value of shares issued to shareholders in payment of distributions declared	40,656,082	128,475,126
Cost of shares redeemed	(609,798,301)	(1,025,669,048)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(79,165,949)	(106,949,486)

Change in net assets	(127,195,619)	(262,642,287)

Net Assets:
Beginning of period	3,439,643,506	3,702,285,793

End of period (including undistributed net investment income of $3,607,630 and $1,370,794, respectively)	$3,312,447,887	$3,439,643,506

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.68	$24.74	$24.90	$26.64	$21.40
Income From Investment Operations:
Net investment income	0.17	0.25	0.17	0.21	0.29
Net realized and unrealized gain (loss) on investments	(0.06)	(0.28)	0.35	1.26	8.39

TOTAL FROM INVESTMENT OPERATIONS	0.11	(0.03)	0.52	1.47	8.68

Less Distributions:
Distributions from net investment income	(0.14)	(0.24)	(0.16)	(0.20)	(0.21)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	(0.38)	(1.03)	(0.68)	(3.21)	(3.44)

Net Asset Value, End of Period	$23.41	$23.68	$24.74	$24.90	$26.64

Total Return[2]	0.42%	(0.17)%	1.97%	6.31%	43.95%

Ratios to Average Net Assets:

Expenses	1.12%	1.16%	1.16%	1.11%	1.14%

Net investment income	0.73%	1.04%	0.68%	0.87%	0.84%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,626,954	$1,648,584	$1,671,780	$1,621,527	$1,457,925

Portfolio turnover	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.59	$24.67	$24.87	$26.61	$21.40
Income From Investment Operations:
Net investment income (net operating loss)	(0.01)	0.07	(0.02)	0.03	0.06
Net realized and unrealized gain (loss) on investments	(0.06)	(0.28)	0.34	1.26	8.41

TOTAL FROM INVESTMENT OPERATIONS	(0.07)	(0.21)	0.32	1.29	8.47

Less Distributions:
Distributions from net investment income	--	(0.08)	--	(0.02)	(0.03)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	(0.24)	(0.87)	(0.52)	(3.03)	(3.26)

Net Asset Value, End of Period	$23.28	$23.59	$24.67	$24.87	$26.61

Total Return[2]	(0.36)%	(0.90)%	1.19%	5.54%	42.78%

Ratios to Average Net Assets:

Expenses	1.87%	1.91%	1.91%	1.86%	1.89%

Net investment income (net operating loss)	(0.02)%	0.31%	(0.07)%	0.13%	0.11%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,421,563	$1,510,064	$1,721,729	$1,738,564	$1,201,402

Portfolio turnover	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.60	$24.68	$24.88	$26.61	$21.40
Income From Investment Operations:
Net investment income (net operating loss)	(0.01)	0.07	(0.02)	0.03	0.05
Net realized and unrealized gain (loss) on investments	(0.06)	(0.27)	0.34	1.27	8.42

TOTAL FROM INVESTMENT OPERATIONS	(0.07)	(0.20)	0.32	1.30	8.47

Less Distributions:
Distributions from net investment income	--	(0.09)	--	(0.02)	(0.03)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	(0.24)	(0.88)	(0.52)	(3.03)	(3.26)

Net Asset Value, End of Period	$23.29	$23.60	$24.68	$24.88	$26.61

Total Return[2]	(0.36)%	(0.88)%	1.19%	5.55%	42.78%

Ratios to Average Net Assets:

Expenses	1.87%	1.91%	1.91%	1.86%	1.89%

Net investment income (net operating loss)	(0.02)%	0.29%	(0.07)%	0.12%	0.11%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$168,012	$176,693	$185,063	$175,843	$134,773

Portfolio turnover	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2002	2001	2000 [1]	1999	1998
Net Asset Value, Beginning of Period	$23.65	$24.71	$24.88	$26.61	$21.40
Income From Investment Operations:
Net investment income	0.18	0.27	0.17	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.08)	(0.30)	0.34	1.27	8.43

TOTAL FROM INVESTMENT OPERATIONS	0.10	(0.03)	0.51	1.48	8.65

Less Distributions:
Distributions from net investment income	(0.14)	(0.24)	(0.16)	(0.20)	(0.21)
Distributions from net realized gain on investments	(0.24)	(0.79)	(0.52)	(3.01)	(3.23)

TOTAL DISTRIBUTIONS	(0.38)	(1.03)	(0.68)	(3.21)	(3.44)

Net Asset Value, End of Period	$23.37	$23.65	$24.71	$24.88	$26.61

Total Return[2]	0.37%	(0.17)%	1.94%	6.36%	43.80%

Ratios to Average Net Assets:

Expenses	1.12%	1.16%	1.16%	1.11%	1.14%

Net investment income	0.73%	1.07%	0.68%	0.87%	0.86%

Expense waiver/reimbursement[3]	0.00%[4]	0.00%[4]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$95,918	$104,302	$123,714	$134,881	$129,458

Portfolio turnover	30%	23%	36%	44%	63%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2002

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and income by concentrating the area of investment decision in the securities of high-quality companies.

On September 15, 2000, the Fund acquired all the net assets of Investment Advisers, Inc. (IAI) Growth and Income Fund in a tax-free reorganization as follows:

Class A Shares of the Fund Issued	IAI Growth and Income Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of the Fund Prior to Combination	Net Assets of IAI Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
928,456	$23,471,377	$3,159,449		$3,681,491,209	$23,471,377	$3,704,962,586

1 Unrealized Appreciation is included in the IAI Growth and Income Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors"). Investments in other open-end investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for wash sales. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Paid In Capital
$(10,509)	$10,509

Net investment income, net realized gain (loss) and net assets were not affected by these reclassifications.

As of March 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$16,511,482

Long-term capital gains	$28,314,227

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 3,539,957

Undistributed long-term capital gains	--

Unrealized appreciation	$469,633,710

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $49,396,696, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At March 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$98,936,744	$103,207,958

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At March 31, 2002, par value shares ($0.20 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	125,000,000
Class B Shares	125,000,000
Class C Shares	125,000,000
Class F Shares	125,000,000
TOTAL	500,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,833,751	$279,859,341	22,352,654	$549,261,522
Shares issued in connection with the tax-free transfer of assets from a Mutual Fund	--	--	928,456	23,471,377
Shares issued to shareholders in payment of distributions declared	971,115	23,372,236	2,582,010	63,070,410
Shares redeemed	(12,913,778)	(304,094,214)	(23,826,123)	(585,958,503)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(108,912)	$(862,637)	2,036,997	$49,844,806

Year Ended March 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	7,461,545	$173,344,936	6,874,113	$167,706,078
Shares issued to shareholders in payment of distributions declared	576,093	14,216,929	2,252,685	54,722,505
Shares redeemed	(10,989,967)	(252,524,170)	(14,895,470)	(364,070,649)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,952,329)	$(64,962,305)	(5,768,672)	$(141,642,066)

Year Ended March 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,334,393	$30,841,111	1,837,152	$44,731,041
Shares issued to shareholders in payment of distributions declared	65,861	1,626,756	253,813	6,167,892
Shares redeemed	(1,673,349)	(38,765,543)	(2,102,775)	(51,414,959)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(273,095)	$(6,297,676)	(11,810)	$(516,026)

Year Ended March 31	2002		2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	255,911	$5,930,882	207,141	$5,074,418
Shares issued to shareholders in payment of distributions declared	59,754	1,440,161	185,100	4,514,319
Shares redeemed	(622,447)	(14,414,374)	(989,269)	(24,224,937)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(306,782)	$(7,043,331)	(597,028)	$(14,636,200)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,641,118)	$(79,165,949)	(4,340,513)	$(106,949,486)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended March 31, 2002, the Fund's expenses were reduced by $98,023 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2002, were as follows:

Purchases	$988,427,383

Sales	$1,075,122,917

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $28,313,001 as long-term capital gain dividends for the year ended March 31, 2002.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund, Inc. (the "Fund") as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 2002 and 2001, and the financial highlights for each of the years in the three-year period ended March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended March 31, 1999 were audited by other auditors whose report dated May 20, 1999 expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund, Inc. as of March 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 7, 2002

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 PRESIDENT AND DIRECTOR Began serving: July 1968	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 EXECUTIVE VICE PRESIDENT AND DIRECTOR Began serving: October 1999

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: October 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: April 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

J. Thomas Madden Birth Date: October 22, 1945 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Michael P. Donnelly Birth Date: November 26, 1961 VICE PRESIDENT

Michael P. Donnelly has been the Fund's Portfolio Manager since July 1996. He is Vice President of the Fund. Mr. Donnelly joined Federated in 1989 as an Investment Analyst. He served as a Portfolio Manager from 1994 to 1998 and became a Senior Portfolio Manager in 1998. He was a Vice President of the Fund's Adviser from 1994 to 1999. In May 1999, Mr. Donnelly became a Senior Vice President of the Fund's Adviser. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

8042504 (5/02)